UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2006

ACES WIRED, INC.
(Exact name of Registrant as specified in its charter)

Nevada	333-96589	88-0514502
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

11827 Judd Ct., Dallas, Texas		75243
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (972) 234-5620

OEF Corporate Solutions, Inc., 132 North El Camino Real #346, December 31, 2005
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On October 10, 2006, Aces Wired, Inc. (the “Company”), formerly OEF Corporate Solutions, Inc., issued a press release announcing that it has completed a share exchange (the “Exchange”) in which it acquired 100% of Goodtime Action Amusement Partners, L.P. (“Goodtime”), a Texas limited partnership. Pursuant to the terms of the exchange, Goodtime's limited partners received an aggregate of 7,623,580 shares of common stock (or approximately 95%) of the Company. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1. On October 10, 2006, the Company will file a Current Report on Form 8-K with respect to the Exchange and other ancillary matters.

The information in this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01  Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.	Description
99.1	Press Release issued on October 10, 2006 by Aces Wired, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2006

ACES WIRED, INC.

By:	/s/ Kenneth R. Griffith
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued on October 10, 2006 by Aces Wired, Inc.